JANUARY 23, 2024
SUPPLEMENT TO THE FOLLOWING:
THE HARTFORD GROWTH OPPORTUNITIES FUND SUMMARY PROSPECTUS
DATED MARCH 1, 2023, AS SUPPLEMENTED TO DATE
HARTFORD DOMESTIC EQUITY FUNDS PROSPECTUS
DATED MARCH 1, 2023, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information regarding The Hartford Growth Opportunities Fund and should be read in connection with your Summary Prospectus and Statutory Prospectus.
At its Special Meeting of Shareholders, The Hartford Growth Opportunities Fund (the “Fund”) did not achieve the necessary quorum under the Investment Company Act of 1940, as amended, to approve the proposal to reclassify the Fund from a diversified investment company to a non-diversified investment company and eliminate a related fundamental diversification policy. As a result, the Fund will remain diversified and remain subject to its related fundamental diversification policy.
This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.
HV-7649
January 2024